                                                                    EXHIBIT 99.9

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED           CASE NUMBER:01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to January 2002 Monthly Operating Report

Summary              Summary Of Bank And Investment Accounts        Attachment 1
Cruise America         Cruise America Travel, Incorporated
Travel, Inc.                  Case No: 01-10966 (EIK)                 UNAUDITED
                            For Month Of January, 2002

                                     Balances
                           ----------------------------        Receipts &         Bank
                              Opening        Closing          Disbursements     Statements      Account
Account                    As Of 1/01/02  As Of 1/31/02         Included         Included      Reconciled
-------                    ----------------------------       -------------     ----------     ----------
No Bank Or Investment            NA             NA                 NA               NA             NA
Accounts

                            Receipts & Disbursements                Attachment 2
Summary                Cruise America Travel, Incorporated
Cruise America               Case No: 01-10966 (EIK)
Travel, Inc.               For Month Of January, 2002
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3
                       Cruise America Travel, Incorporated
Summary                      Case No: 01-10966 (EIK)
Cruise America             For Month Of January, 2002
Travel, Inc.
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
 Company=29 (CAT - DQSC)

                                                   PTD-Actual
                                                     JAN-02
                                                   ----------
Revenue
 Gross Revenue                                     22,251.85
 Allowances                                             0.00

                                                   ---------
 Net Revenue                                       22,251.85
Operating Expenses
 Air                                               27,104.23
 Hotel                                                417.60
 Commissions                                            0.00
 Onboard Expenses                                       0.00
 Passenger Expenses                                     0.00
 Vessel Expenses                                        0.00
 Layup/Drydock Expense                                  0.00
 Vessel Insurance                                       0.00
                                                   ---------
 Total Operating Expenses                          27,521.83

                                                   ---------
 Gross Profit                                      (5,269.98)
SG&A Expenses
   Sales & Marketing                                    0.00
   Pre-Opening Costs                                    0.00
                                                   ---------
 Total SG&A Expenses                                    0.00

                                                   ---------
 EBITDA                                            (5,269.98)

 Depreciation                                           0.00

                                                   ---------
 Operating Income                                  (5,269.98)

 Other Expense/(Income)
 Interest Income                                        0.00
 Interest Expense                                       0.00
 Equity in Earnings for Sub                             0.00
 Reorganization expenses                                0.00

                                                   ---------
 Total Other Expense/(Income)                           0.00

                                                   ---------
 Net Pretax Income/(Loss)                          (5,269.98)

                                                   ---------
 Income Tax Expense                                     0.00

                                                   ---------
 Net Income/(Loss)                                 (5,269.98)

                                                   ---------

 currency USD
  Company=29 (CAT - DQSC)

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

                                                     YTD-Actual            YTD-Actual
                                                       JAN-02                OCT-01
                                                    ------------          ------------
ASSETS

 Cash and Equivalent                                        0.00                  0.00

 Restricted Cash                                            0.00                  0.00

 Marketable Securities                                      0.00                  0.00

 Accounts Receivable                                        0.00             19,582.06

 Inventories                                                0.00                  0.00

 Prepaid Expenses                                     256,652.03            565,863.67

 Other Current Assets                                       0.00                  0.00

                                                    ------------          ------------
        Total Current Assets                          256,652.03            585,445.73

 Fixed Assets                                               0.00                  0.00

 Accumulated Depreciation                                   0.00                  0.00

                                                    ------------          ------------
        Net Fixed Assets                                    0.00                  0.00

 Net Goodwill                                               0.00                  0.00

 Intercompany Due To/From                           4,920,896.07          4,474,118.72

 Net Deferred Financing Fees                                0.00                  0.00

 Net Investment in Subsidiaries                             0.00                  0.00

 Other Non Current Assets                                   0.00                  0.00

                                                    ------------          ------------
        Total Other Assets                          4,920,896.07          4,474,118.72

                                                    ------------          ------------
        Total Assets                                5,177,548.10          5,059,564.45

                                                    ------------          ------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
  Company=29 (CAT - DQSC)

                                                     YTD-Actual            YTD-Actual
                                                       JAN-02                OCT-01
                                                    ------------          ------------
LIABILITIES

      Accounts Payable                                      0.00                  0.00

      Accrued Liabilities                                 724.42                  0.00

      Deposits                                              0.00                  0.00

                                                    ------------          ------------
             Total Current Liabilities                    724.42                  0.00

      Long Term Debt                                        0.00                  0.00

      Other Long Term Liabilities                   1,591,053.16          1,591,053.16


                                                    ------------          ------------
             Total Liabilities                      1,591,777.58          1,591,053.16
OTHER
      Liabilities Subject to Compromise                     0.00              5,731.15

                                                    ------------          ------------
             Total Other                                    0.00              5,731.15

OWNER'S EQUITY

      Common Stock                                          0.00                  0.00

      Add'1 Paid In Capital                            50,000.00             50,000.00

      Current Net Income (Loss)                        (5,269.98)           591,526.60

      Retained Earnings                             3,541,040.50          2,821,253.54

                                                    ------------          ------------
             Total Owner's Equity                   3,585,770.52          3,462,780.14

                                                    ------------          ------------
             Total Liabilities & Equity             5,177,548.10          5,059,564.45
                                                    ------------          ------------

                      Cruise America Travel, Incorporated
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                BEGINNING                                              ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE            DEBITS          CREDITS            BALANCE
                                             ----------      -------------        ----------       ----------      -------------
American Classic Voyages Co.                   01-10954        (106,495.74)        13,362.10        12,186.21        (105,319.85)
AMCV Cruise Operations, Inc.                   01-10967      (4,057,712.45)         1,859.32         2,495.50      (4,058,348.63)
The Delta Queen Steamboat Co.                  01-10970        (269,523.37)        34,433.07        10,610.40        (245,700.70)
Great AQ Steamboat, L.L.C                      01-10960       3,165,198.27                --               --       3,165,198.27
Great Pacific NW Cruise Line, L.L.C            01-10977         674,733.24                --               --         674,733.24
Great River Cruise Line, L.L.C                 01-10963       1,393,616.44        125,637.40       101,707.64       1,417,546.20
Great Ocean Cruise Line, L.L.C                 01-10959       2,952,311.23                --               --       2,952,311.23
Cape Cod Light, L.L.C                          01-10962           2,706.08                --               --           2,706.08
Cape May Light, L.L.C                          01-10961       1,053,205.61          1,355.63               --       1,054,561.24
Oceanic Ship Co.                                    N/A           6,631.08                --               --           6,631.08
Ocean Development Co.                          01-10972          15,996.19                --               --          15,996.19
American Hawaiian Properties Corporation       01-10976           1,126.92                --               --           1,126.92
Great Independence Ship Co.                    01-10969          16,321.27                --               --          16,321.27
Cat 11, Inc.                                   01-10968          23,133.53                --               --          23,133.53
                                                              ------------------------------------------------------------------
                                                              4,871,248.30        176,647.52       126,999.75       4,920,896.07
                                                              ==================================================================

                       Cruise America Travel, Incorporated
                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

                       Cruise America Travel, Incorporated

                             Accounts Payable Detail
                             As of January 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.